Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Inc.'s previously filed Registration Statements on Forms S-3 (File Nos. 33-37716 and 33-41547) and the Registration Statements on Form S-8
(File Nos. 2-85000, 33-14641, 33-29850, 33-30417 and 33-62170).

                                        /s/ Arthur Andersen & Co.

New Orleans, Louisiana,
  March 25, 1994